SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 25, 2003

COLLEGIATE FUNDING SERVICES EDUCATION LOAN TRUST 2003-B
(Issuer of the Notes)

COLLEGIATE FUNDING OF DELAWARE, L.L.C.
(Depositor of the Issuer of the Notes)

Delaware Delaware (State or other jurisdiction of incorporation)	333-102258-02 333-102258 (Commission File Number)	13-4268949 13-1812121 (IRS Employer Identification No.)

100 Riverside Parkway, Suite 125, Fredericksburg, Virginia   22406
     (Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code       (540) 374-1600

Not Applicable
(Former name or former address, if changed since last report.)

Item 5.   Other Events.

           This Current Report on Form 8-K is being filed with respect to certain agreements entered into in connection with the issuance by Collegiate Funding Services Education Loan Trust 2003-B of $1,036,000,000 aggregate principal amount of Student Loan Asset-Backed Notes, Series 2003-B.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits

                Exhibit No.

                1.1     An Underwriting Agreement, dated as of November 19, 2003, among Banc of America Securities LLC, J. P. Morgan Securities Inc. and Citigroup Global Markets Inc. as underwriters, Collegiate Funding Services, L.L.C. and Collegiate Funding of Delaware, L.L.C.

                4.1     An Indenture of Trust, dated as of November 1, 2003, between Collegiate Funding Services Education Loan Trust 2003-B and U.S. Bank National Association, as eligible lender trustee and as trustee.

                99.1     An Amended and Restated Trust Agreement, dated as of November 1, 2003 between Collegiate Funding of Delaware, L.L.C., as Depositor and Wilmington Trust Company, as Delaware Trustee.

           99.2     An Administration Agreement, dated as of November 1, 2003 among Collegiate Funding Services Education Loan Trust 2003-B, as Issuer, Wilmington Trust Company, as Delaware Trustee, U.S. Bank National Association, as Indenture Trustee and Eligible Lender Trustee and Collegiate Funding Portfolio Administration, L.L.C., as Administrator.

                99.3     A Master Servicing Agreement, dated as of November 1, 2003, between Collegiate Funding Services Education Loan Trust 2003-B and Collegiate Funding Master Servicing, L.L.C.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

COLLEGIATE FUNDING SERVICES EDUCATION LOAN TRUST 2003-B
COLLEGIATE FUNDING OF DELAWARE, L.L.C.
(Co-Registrants)

Collegiate Funding of Delaware, L.L.C. as Co- Registrant

Dated: December 9, 2003	By: /s/ Kevin Landgraver Name: Kevin Landgraver Title: Treasurer

Collegiate Funding Services Education Loan Trust 2003-B, as Co-Registrant, by Collegiate Funding Portfolio Administration, as Administrator

Dated: December 9, 2003	By: /s/ Kevin Landgraver Name: Kevin Landgraver Title: Treasurer

EXHIBIT INDEX

Exhibit Number	Description

1.1	An Underwriting Agreement, dated as of November 19, 2003, among Banc of America Securities LLC, J. P. Morgan Securities Inc. and Citigroup Global Markets Inc. as underwriters, Collegiate Funding Services, L.L.C. and Collegiate Funding of Delaware, L.L.C.

4.1	An Indenture of Trust, dated as of November 1, 2003, between Collegiate Funding Services Education Loan Trust 2003-B and U.S. Bank National Association, as eligible lender trustee and as trustee.

99.1	An Amended and Restated Trust Agreement, dated as of November 1, 2003 between Collegiate Funding of Delaware, L.L.C., as Depositor and Wilmington Trust Company, as Delaware Trustee.

99.2	An Administration Agreement, dated as of November 1, 2003 among Collegiate Funding Services Education Loan Trust 2003-B, as Issuer, Wilmington Trust Company, as Delaware Trustee, U.S. Bank National Association, as Indenture Trustee and Eligible Lender Trustee and Collegiate Funding Portfolio Administration, L.L.C., as Administrator.

99.3	A Master Servicing Agreement, dated as of November 1, 2003, between Collegiate Funding Services Education Loan Trust 2003-B and Collegiate Funding Master Servicing, L.L.C.